                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                            MAY 3, 2000 (MAY 1, 2000)



                                ZIXIT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    TEXAS                            0-17995                     75-2216818
    -----                            -------                     ----------

(STATE OR OTHER                 (COMMISSION FILE               (IRS EMPLOYER
JURISDICTION OF                      NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)

                               ONE GALLERIA TOWER
                                 13355 NOEL ROAD
                                   SUITE 1555
                            DALLAS, TEXAS 75240-6604
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 702-7055

ITEM 5. OTHER EVENTS.

     On May 1, 2000, ZixIt Corporation (the "Registrant") completed the transaction previously announced in a Form 8-K filed by the Registrant on April 12, 2000, in which H. Wayne Huizenga and his affiliates and assigns (collectively, the "Investors") are to invest $44 million in the Registrant in exchange for the following:

     (1) 916,667 shares of the Registrant's common stock, $0.01 par value per share (the "Common Stock");

     (2) Ten-year warrants to purchase 916,667 shares of Common Stock at $57.60 per share; and

     (3) Four-year warrants to purchase 1,222,223 shares of Common Stock at $12.00 per share, exercisable beginning May 1, 2001.

As consideration for the issuance of the foregoing securities, the Registrant received non-interest bearing promissory notes from each Investor in the principal amount of their respective shares of the purchase price, which promissory notes are payable in three equal installments on May 1, 2000, June 30, 2000 and September 1, 2000 (the "Notes"). The Registrant has received the first installment payment from each of the Investors. It was originally contemplated that the Notes would be secured by each Investor executing and delivering a Stock Pledge and Security Agreement in the form of Exhibit 2.5 to the previously filed Form 8-K. To assure compliance with Federal Reserve Board Regulations U and X under the Securities Exchange Act of 1934, the parties subsequently agreed that the Notes would be unsecured and that there would be no Stock Pledge and Security Agreements delivered. See Exhibit 2.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     2.1 Revised Schedule 1 to the Common Stock and Warrant Purchase Agreement, dated April 11, 2000, between ZixIt Corporation and H. Wayne Huizenga, his affiliates and assigns identified on Schedule 1, which was previously filed as Exhibit 2.1 to the Registrant's Form 8-K filing of April 12, 2000.

     2.2 Letter Amendment to the Common Stock and Warrant Purchase Agreement identified in Exhibit 2.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIXIT CORPORATION

Date:    May 3, 2000              By: /s/ Steve M. York
                                      ------------------------------------------
                                          Steve M. York
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                INDEX TO EXHIBITS


Exhibit
Number                               Description
-------                              -----------
2.1            Revised Schedule 1 to the Common Stock and Warrant Purchase
               Agreement, dated April 11, 2000, between ZixIt Corporation and H.
               Wayne Huizenga, his affiliates and assigns identified on Schedule
               1, which was previously filed as Exhibit 2.1 to the Registrant's
               Form 8-K filing of April 12, 2000.

2.2            Letter Amendment to the Common Stock and Warrant Purchase
               Agreement identified in Exhibit 2.1.